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                                                                    EX: No. 10.1

                                  BIOGEN, INC.
                        1982 INCENTIVE STOCK OPTION PLAN
                       (AS AMENDED THROUGH JUNE 15, 2000)

I.   DEFINITIONS AND PURPOSE

     A. Definitions: References in this document to the "Company" are to Biogen, Inc., a Massachusetts corporation; reference to the "Plan" are to the Biogen, Inc. 1982 Incentive Stock Option Plan; references to the "Code" are to the United States Internal Revenue Code of 1986, as amended. Unless otherwise specified or unless the context otherwise requires, the following terms, as used in the Plan, have the following meanings:

     1. "Affiliate" means a corporation which, for purposes of Section 422 of the Code, is a parent or subsidiary of the Company, direct or indirect.

     2. "Disability" means permanent and total disability as defined in Section 105(d)(4) of the Code.

     3. "Key Employee" means an employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer of the Company or of an Affiliate), designated by the Committee to be eligible to be granted one or more Options under the Plan.

     4. "Option" means a right or option granted under the Plan.

     5. "Participant" means a Key Employee to whom one or more Options are granted under the Plan. As used herein, "Participant" shall include "Participant's Survivors" where the context requires.

     6. "Participant's Survivors" means a deceased Participant's legal representatives and/or any person or persons who acquired the Participant's rights to an Option by will or by the laws of descent and distribution.

     7. "Shares" mean those shares of the Common Stock, $.01 par value, of the Company as to which Options have been or may be granted under the Plan.

     B. Purposes Of The Plan: The Plan is intended to encourage ownership of the Shares of the Company by Key Employees in order to attract such Key Employees, to induce such Key Employees to remain in the employ of the Company or of an Affiliate and to provide additional incentive for such Key Employees to promote the success of the Company or its Affiliates. It is further intended that Options issued pursuant to the Plan shall be eligible to constitute "incentive stock options" within the meaning of Section 422 of the Code.


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II.  SHARES SUBJECT TO THE PLAN

     The aggregate number of Shares as to which Options may be granted from time to time shall be 44,208,000; provided, however that such aggregate number shall be reduced by the number of shares which have been sold under, or may be sold pursuant to options granted from time to time under the Company's 1985 Non-Qualified Stock Option Plan (the "1985 Plan"), to the same extent as if such sales had been made or options granted pursuant to this Plan.

     If any option granted under this Plan or the 1985 Plan ceases to be "outstanding", in whole or in part, other than by reason of the exercise of such option, the shares which were subject to such option shall be available for the granting of other Options. Any option shall be treated as "outstanding" until such option is exercised in full, terminates under the provisions of this Plan or the 1985 Plan, as the case may be, or expires by reason of lapse of time.

     The aggregate number of Shares as to which Options may be granted shall be subject to change only by means of an amendment of the Plan duly adopted by the Company and approved by the Shareholders of the Company within one year before or after the date of the adoption of any such amendment, subject to the provisions of Article VII.

III. ADMINISTRATION OF THE PLAN

     The Plan shall be administered by the Stock and Option Plan Administration Committee of the Company (the "Committee"). The membership of the Committee shall be determined and shall be subject to change without cause and without notice from time to time, by the Company.

     The Committee is authorized to interpret the provisions of the Plan or of any Option and to make all rules and determinations necessary or advisable for the administration of the Plan. It may from time to time determine which employees of the Company or of any Affiliate shall be designated as Key Employees and which of the Key Employees shall be granted Options and, subject to the other provisions of the Plan, the number of Shares for which an Option or Options shall be granted. Subject to the provisions of the Plan, Options may be granted upon such terms and conditions as the Committee may prescribe; provided, however, that such terms and conditions shall be prescribed in the context of preserving, to the extent reasonably possible, the United States tax status of the Options as incentive stock options.

     This Plan is intended to comply in all respects with Rule 16b-3 or its successors promulgated under the Securities Exchange Act of 1934 ("1934 Act") with respect to participants who are subject to Section 16 of the 1934 Act, and any provision in this Plan with respect to such persons contrary to Rule 16b-3 shall be deemed null and void to the extent permissible by law and deemed appropriate by the Committee.


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IV.  ELIGIBILITY FOR PARTICIPATION

     Each Participant must be a Key Employee of the Company or of an Affiliate at the time an Option is granted.

     The Committee may grant to one or more Key Employees one or more Options, and shall designate the number of Shares to be optioned under each Option so granted; provided, however, that no Options shall be granted after December 31, 2002, and provided further, that the fair market value (determined as of the date the Options are granted) of the Shares as to which incentive stock options granted on or after January 1, 1987 by the Company or its Affiliates to any individual employee under the Plan and/or under any other incentive stock option plans are exercisable for the first time in any one calendar year shall not exceed $100,000.

     Notwithstanding any of the foregoing provisions, the Committee may authorize the grant of an Option to a person not then in the employ of the Company or of an Affiliate, conditioned upon such person becoming eligible to be a Participant at or prior to the execution of the Option agreement evidencing such Option.

     In no event shall any employee be granted in any calendar year options to purchase or receive more than 2,400,000 shares of the Company's Common Stock pursuant to this Plan.

V.   TERMS AND CONDITIONS

     Each Option shall be set forth in writing in an Option agreement, duly executed on behalf of the Company and by the Participant to whom such Option is granted. No Option shall be deemed to have been granted and no purported grant of any Option shall be effective, until such Option shall have been approved by the Committee. The Committee may provide that Options be granted subject to such conditions as the Committee may deem appropriate, including without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto. Each such Option agreement shall be subject to at least the following terms and conditions:

     A. Option Price: If, including for this purpose the Shares which are the subject of Options previously granted and outstanding or proposed to be granted hereunder, the optionee owns 10% or less of the total combined voting power of all classes of share capital of the Company, the Option price (per share) of the Shares covered by each Option granted hereunder shall be not less than the fair market value (per share) of the Shares on the date of the grant of the Option; provided, however, that in no event shall the Option price be less than the par value per share of Common Stock. In all other cases, the Option price shall be not less than 110% of the said fair market value. For purposes hereof, the fair market value shall be the average between the high and low sale prices, as reported in the National Association of Securities Dealers Automated Quotation System ("NASDAQ") for the date of the grant of the Option or, if none, for the most recent trading date thirty (30) days or less prior to the date of the grant of the Option


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on which the Common Stock was traded. If the fair market value cannot be determined under the preceding sentence, it shall be determined in good faith by the Committee.

     B. Number of Shares: Each Option shall state the number of Shares to which it pertains.

     C. Term of Option: Each Option shall terminate at such date as the Committee, at the time it authorizes the grant of the Option, shall determine, and shall be subject to earlier termination as herein provided, except that if the option price is required under Paragraph A of this Article V to be at least 110% fair market value, each such Option shall terminate not more than five (5) years from the date of the grant hereof; and provided that in no case may the term of any Option exceed ten (10) years.

     D. Date of Exercise: The Committee may prescribe the date or dates on which the Option becomes exercisable, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the attainment of stated goals. The Committee may stipulate that any Option which becomes exercisable shall be subject to cancellation or that Shares purchased upon the exercise of such Option shall be subject to repurchase rights in favor of the Company. In such event, the Committee shall determine the date or dates, or event or events, upon which such cancellation or repurchase rights shall become effective or shall lapse, as the case maybe.

     E. Medium of Payment: The option price shall be payable upon the exercise of the Option. It shall be payable in cash, or, if permitted by the Committee and by Section 422 of the Code, in shares or other consideration.

     F. Prior Options: By its terms, each Option granted prior to January 1, 1987 under the Plan to a Participant, shall not be exercisable while there is"outstanding" any other incentive stock option (as defined in the predecessor to Section 422 of the Code), which was granted before the grant of such Option, to such Participant to purchase Shares in the Company or in an Affiliate or in a predecessor of the Company or of an Affiliate.

     G. Termination of Employment: A Participant who ceases (for any reason other than death or disability or termination by the Participant's employer for cause) to be an employee of the Company or of an Affiliate, may exercise any Option granted to such Participant, to the extent that the right to purchase Shares thereunder has accrued on the date of such termination of employment, but only within three (3) months, or such shorter period as may be determined by the Committee, after such date, or, if earlier, within the originally prescribed term of the Option. A Participant's employment shall not be deemed terminated by reason of a transfer to another employer which is the Company or an Affiliate.

     A Participant whose employment is terminated by the Participant's employer for cause shall forthwith upon such termination cease to have any right to exercise any Option. For purposes of this paragraph, "cause" shall be deemed to include dishonesty with respect to the


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employer, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, and conduct substantially prejudicial to the business of the Company or any Affiliate. The determination of the Committee as to the existence of cause shall be conclusive on the Participant and Company.


     A Participant to whom an Option has been granted under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability, or who is on leave of absence for any purpose permitted by any authoritative interpretation of Section 422, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated his employment with the Company or with an Affiliate, except as the Committee may otherwise expressly provide.

     H. Disability: If a Participant ceases to be an employee of the Company or of an Affiliate by reason of Disability, any Option held by him or her on the date of Disability shall be exercisable as to all or any part of the Shares subject to the Option, all of which shares shall be fully vested as of the date of such Disability. A Disabled Participant may exercise such Option only within a period of one (1) year after the date as of which the Committee determines that he or she became Disabled, or, if earlier, within the originally prescribed term of the Option.

     I. Death: If a Participant dies while the Participant is an employee of the Company or of an Affiliate, any Option held by him or her at the date of death shall be exercisable as to all or any part of the Shares subject to the Option, all of which shares shall be fully vested as of the date of the Participant's death. A deceased Participant's Survivors may exercise such Option only within a period of one (1) year after the date of death, or, if earlier, within the originally prescribed term of the Option.

     J. Exercise of Option and Issue of Shares: Options shall be exercised by giving written notice to the Company, addressed to the Company at the address specified in the Option agreement, with which the Participant shall tender the Option price. Such written notice shall be signed by the person exercising the Option, shall state the number of Shares with respect to which the Option is being exercised, and shall contain any warranty required by Article VI. The issuance of the Shares may be delayed by the Company if any law or regulation requires the Company to take any action with respect to the shares prior to the issuance thereof. Without limiting the generality of the foregoing, nothing contained herein shall be deemed to require the Company to issue any Shares if prohibited by law or applicable regulation.

     The Shares shall, upon delivery, be evidenced by an appropriate certificate or certificates in respect of paid-up, non-assessable Shares.

     K. Rights as a Shareholder: No Participant to whom an Option has been granted shall have rights as a shareholder with respect to any Shares covered by such Option except as to such Shares as have been registered in the Company's share register in the name of such Participant upon the due exercise of the Option.


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     L.   Assignability and Transferability of Options: By its terms, an Option granted to a Participant shall not be transferable by the Participant otherwise than by will or by the laws of descent and distribution and shall be exercisable, during the Participant's lifetime, only by such Participant. Such Option shall not be assigned, pledged, or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment, or similar process. Any attempted transfer, assignment, pledge, hypothecation, or other disposition of any Option or of any rights granted thereunder contrary to the provisions of this Paragraph L, or the levy of any attachment or similar process upon an Option or such rights, shall be null and void.

     M. Tax Withholding: In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act ("F.I.C.A.") withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Option holder's salary in connection with the exercise of an Option, the Option holder shall advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Option holder, the amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company's Common Stock, is authorized by the Committee (and permitted by law), provided, however, that with respect to persons subject to Section 16 of the 1934 Act, any such withholding arrangement shall be in compliance with any applicable provisions of Rule 16b-3 promulgated under Section 16 of the 1934 Act. For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner provided in Section V.A. above, as of the most recent practicable date prior to the date of exercise. If the fair market value of the shares withheld is less than the amount of payroll withholdings required, the Option holder may be required to advance the difference in cash to the Company or the Affiliate employer.

     N. Reload Options: Concurrently with the award of Options under the Plan, the Committee may authorize reload options ("Reload Options") to purchase for cash or shares a number of shares of Common Stock. The number of Reload Options shall equal (i) the number of shares of Common Stock used to exercise the underlying Options and (ii) to the extent authorized by the Committee, the number of shares of Common Stock used to satisfy any tax withholding requirement incident to the exercise of the underlying Options. The grant of a Reload Option will become effective upon the exercise of underlying Options or Reload Options through the use of shares of Common Stock held by the optionee for at least 6 months. Reload Options must be evidenced in Option agreements. The Option price per share of Common Stock deliverable upon the exercise of a Reload Option shall be determined in accordance with Paragraph V.A. hereof on the date the grant of the Reload Option becomes effective. The term of each Reload Option shall be equal to the remaining option term of the underlying Option. No additional Reload Options shall be granted to Option holders when Options and/or Reload Options are exercised pursuant to the terms of this Plan following termination of the Option holder's employment or on account of death or total and permanent disability. All other provisions of this Plan with respect to Options shall apply equally to Reload Options.


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     O.   Other provisions: The Option agreements authorized under the Plan shall be subject to such other terms and conditions, including, without limitation, restrictions upon the exercise of the Option, as the Committee shall deem advisable. Any such Option agreement shall contain such limitations and restrictions upon the exercise of the Option as shall be necessary in order that such Option can be an "incentive stock option" within the meaning of the Section 442 of the Code.

VI.  PURCHASE FOR INVESTMENT

     If, and to the extent that, the issuance of Shares pursuant to the exercise of Options is deemed by the Company to be subject to the United States Securities Act of 1933, as now in force or hereafter amended, ("1993 Act"), or to the securities laws of any other jurisdiction, the Company shall be under no obligation to issue the Shares covered by such exercise unless the person or persons who exercises or who exercise such Option shall make such warranty as may be required by any applicable securities law of any applicable jurisdiction and shall, in the case of the applicability of the 1933 Act, in the absence of an effective registration under such Act with respect to such Shares, warrant to the Company, at the time of such exercise, that such person is or that they are acquiring the Shares to be issued to such person or to them, pursuant to such exercise of the Option, for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and in such events the person or persons acquiring such Shares shall be bound by the provisions of a legend endorsed upon any share certificates expressing the requirements of any applicable non-United States securities law, or, in cases deemed governed by the 1933 Act substantially the following legend, which shall be endorsed upon the certificate or certificates evidencing the Shares issued by the Company pursuant to such exercise:

          "The shares have not been registered under the securities laws of any country including the United States Securities Act of 1933, as amended, and the Company may refuse to permit the sale or transfer of all or any of the shares until (1) the Company has received an opinion of Counsel satisfactory to the Company that any such transfer is exempt from registration under all applicable securities laws or (2) in the case of sales or transfer to which the United States Securities Act of 1933 is applicable, unless a registration statement with respect to such shares shall be effective under such Act, as amended."

     Without limiting the generality of the foregoing, the Company may delay issuance of the Shares until completion of any action or obtaining of any consent which the Company deems necessary under any applicable law (including, without limitation, state securities or "blue sky" laws).

VII. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

     In the event that the outstanding Common Stock, $.01 par value, of the Company is changed into or exchanged for a different number or kind of shares or other securities of the


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Company or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, change in par value, stock split-up, combination of shares or dividend payable in capital stock, or the like, appropriate adjustment shall be made in the number and kind of Shares for the purchase of which Options may be granted under the Plan, and, in addition, appropriate adjustment shall be made in the number and kind of Shares and in the Option price per share subject to outstanding Options so that each Option holder shall be in a position equivalent to the position the Option holder would have been in had the Option holder exercised the Options immediately prior to the applicable event. No such adjustment shall be made which shall, within the meaning of Section 424 of the Code, constitute such a modification, extension or renewal of any Option as to cause it to be considered as the grant of a new Option.

VIII. DISSOLUTION OR LIQUIDATION OF THE COMPANY

     Upon the dissolution or liquidation of the company other than in connection with a transaction to which the preceding Article VII is applicable, all Options granted hereunder shall terminate and become null and void; provided, however, that if the rights of a Participant or the Participant's Survivors hereunder have not otherwise terminated and expired, the Participant or the Participant's Survivors shall have the right immediately prior to such dissolution or liquidation to exercise any Option granted hereunder to the extent that the right to purchase Shares thereunder has accrued as of the date of exercise immediately prior to such dissolution or liquidation.

IX.  TERMINATION OF THE PLAN

     The Plan shall terminate on December 31, 2002. The Plan may be terminated at an earlier date by vote of the Shareholders; provided, however, that expiration or any such earlier termination shall not affect any Option granted or Option agreements executed prior to expiration or the effective date of such termination.

X.   AMENDMENT OF THE PLAN

     The Plan may be amended by action of the Committee or the Board of Directors of the Company; provided, however, that if the scope of any amendment is such as to require shareholder approval in order to preserve incentive stock option treatment, then such amendments shall also require approval, within one
(1) year before or after the adoption thereof, by the shareholders, and provided further that if the scope of any amendment is such as to require shareholder approval in order to comply with Rule 16b-3 under the 1934 Act, then such amendment shall also require approval by the shareholders. Any amendment shall not affect any Options theretofore granted and any Option agreements theretofore executed by the Company and a Participant, unless such amendment shall expressly so provide. No amendment shall adversely affect any Participant with respect to an outstanding Option without the written consent of such Participant. With the consent of the Option holder affected, the Committee may amend any outstanding Option agreement in a manner not inconsistent with the plan, including, without limitation, to accelerate the date of exercise of any installment of any Option.


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XI.  EMPLOYMENT RELATIONSHIP

     Nothing herein contained shall be deemed to prevent the Company or an Affiliate from terminating the employment of a Participant, nor to prevent a Participant from terminating the Participant's employment with the Company or an Affiliate.

XII. EFFECTIVE DATE

     This Plan first became effective as of January 8, 1982, subject to the approval, within one (1) year after such adoption, of the shareholders of the Company.


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